INTELLIGENT ALPHA ATLAS ETF Ticker Symbol: GPT Listed on The Nasdaq Stock Market LLC	SUMMARY PROSPECTUS October 31, 2026 https://iaetfs.com/

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated October 31, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://iaetfs.com/. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The Intelligent Alpha Atlas ETF (the “Fund”) (formerly known as Intelligent Livermore ETF) seeks to provide long-term capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fee	0.69%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.69%
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$70	$221	$384	$859
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended June 30, 2026, the Fund’s portfolio turnover rate was 315% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively-managed exchange-traded fund (“ETF”) that invests in a portfolio of U.S.-listed stocks and depositary receipts of foreign companies based on a proprietary artificial intelligence-powered stock selection strategy developed by Intelligent Alpha, LLC, the Fund’s investment sub-adviser (the “Sub-Adviser”). The Fund typically invests in 60–90 companies, each with a market capitalization greater than US$1 billion at the time the company is added to the Fund’s portfolio. The Sub-Adviser’s process relies on large language models, which are a type of artificial intelligence (“AI”) algorithm that uses deep learning techniques and massively large data sets to understand, summarize, generate, and predict new content.
The Sub-Adviser begins by prompting three separate models to each identify the six trading themes in the current market that the model believes will offer the strongest performance over the next 12 months. Examples of these themes include AI infrastructure, global defense and rearmament, and small-cap strength. Themes may be based on industry developments, macroeconomic trends, company fundamentals, technical indicators, broad-based exposures, or any other common factor identified by the models. While uncommon, the models may also suggest a theme that reflects having short exposure to a group of securities (i.e., anticipating that the value of the securities will decline).

As part of the Sub-Adviser’s prompting of the AI models, the Sub-Adviser provides the models with examples of well-known investment managers (e.g., large private fund managers) for which ample information about their holdings, strategies, techniques, and commentary on markets is publicly available. The models may identify themes based on the activities of those managers or identify themes based on information unrelated to those managers. In identifying themes for the Fund, the AI models will analyze numerous information sources (e.g., 13F filings, public statements, and interviews), as well as general news, publicly available investment, economic, or other data, websites, and other information accessible to the models. Form 13F is a quarterly report filed by institutional investment managers to disclose their U.S. equity holdings to the SEC.
Once each model has selected its themes, the Sub-Adviser provides the models with access to fundamental data about all companies in the Fund’s investment universe and prompts the models to return the top five stocks or depositary receipts for each investment theme based on the model’s expectations for performance over the next 12 months. The data set includes information from one or more third-party data providers (e.g., FactSet) and is used to ensure the models have access to reliable information about each company’s fundamentals (e.g., revenue, earnings, or free cash flow) in addition to the other information to which the models may have access. The models are not required to use the data set provided and may choose to use other information to which they have access instead. For certain data points, the models may rely on third-party information (e.g., consensus earnings estimates) or calculate their own estimates of future activity (e.g., earnings) based on the information available to them. The models may select their securities directly from an analysis of individual companies or may identify other ETFs with a strategy tied to a particular theme and use the holdings of that ETF as a narrower universe from which to select stocks.
Each model is then asked to compile a portfolio of up to 30 selected stocks (i.e., five stocks from each of six themes), with each stock weighted based on the model’s conviction with respect to each theme, subject to a 30% cap on the weight for any single company for a particular theme. The model may select the same stock for more than one theme. Each proposed portfolio is then subject to review by a human analyst at the Sub-Adviser. The analyst reviews the portfolio to ensure that each stock selected is an eligible holding for the Fund. The Sub-Adviser ultimately compiles the portfolio for the Fund such that one-third of the Fund’s portfolio is allocated based on the selections by each model and no single security comprises more than 10% of the Fund’s portfolio. If a single security would exceed 10%, the excess weight is redistributed to other securities in the same theme.
The Sub-Adviser expects that the Fund will predominantly hold equity securities (e.g., common stock) of U.S.-listed companies and depositary receipts of foreign companies. Depositary receipts represent shares in a foreign company that are traded on a local stock exchange. The Fund may also hold other ETFs, including leveraged, inverse, or inverse-leveraged ETFs, when a model determines that an ETF is a top investment holding for a particular theme or when an analyst determines that an ETF best represents a theme for which individual instruments are not eligible to be held by the Fund (e.g., the Fund may use a gold ETF if a model selects gold as a theme). If a model selects a theme of having short exposure to certain securities, the Fund may use an inverse ETF for such exposure.
The frequency and timing of a portfolio review is at the discretion of the Sub-Adviser but generally will be conducted at least quarterly. The resulting portfolio at the end of the process will replace the existing portfolio at the time of the review.
The Fund is expected to have high portfolio turnover based on its investment strategy.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Funds’ Principal Investment Risks.”
Investor Trend Risk. The AI models may identify investment themes based in part on the activities of well-known investment managers, and there is no guarantee that the strategies employed by those managers will result in successful security selection by the AI models. The AI models may identify themes that are no longer in favor, which can result in the Fund holding securities that perform in a manner that is inconsistent with any such themes and the Fund may lose value as a result. Additionally, market, economic and other conditions at a particular issuer can result in a security decreasing in value irrespective of any past trends. Any increases or decreases in a security’s value can be in an amount that is not aligned with any particular trend. There similarly is no guarantee that the AI models will select securities that will increase in value or that such securities will continue to follow any identified theme.
Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.

Depositary Receipt Risk. The risks of investments in depositary receipts, including ADRs, EDRs, and GDRs, are substantially similar to Foreign Investment Risk. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through any voting rights with respect to the deposited securities. Therefore, the Sub-Adviser will not be able to vote on any matters with respect to these instruments.
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Small- and Mid-Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
AI Model Risk. The Fund is actively managed using the AI models, the output of which is heavily dependent on multiple inputs, including current and historical data (collectively, “Data”). To the extent the AI models do not perform as designed or as intended, the Fund may not be able to achieve its investment objective and may lose value. If any of the AI models or the Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the AI models and Data been correct and complete. Errors in the Data, calculations and/or the construction of the AI models may occur from time to time and may not be identified and/or corrected by the Sub-Adviser for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Machine Learning Risk. The Fund relies on proprietary prompting and publicly available machine learning models, as well as data and information supplied by third parties. To the extent the machine learning process does not perform as designed or as intended, the Fund’s strategy may not be successfully implemented, and the Fund may lose value. If the input data is incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the data been correct and complete.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
•Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be affected by supply and demand both for their specific products or services and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction.
•Financials Sector Risk. This sector, which includes banks, insurance companies, and financial service firms, can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Banks, in particular, are subject to volatile interest rates, severe price competition, and extensive government oversight and regulation, which may limit certain economic activities available to banks, impact their fees and overall profitability, and establish capital maintenance requirements. In addition, banks may have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry. Insurance companies are subject to similar risks as banks, including adverse economic conditions, changes in interest rates, increased competition and government regulation, but insurance companies are more at risk from changes in tax law, government imposed premium rate caps, and catastrophic events, such as earthquakes, floods, hurricanes and terrorist acts. This sector has experienced significant losses in the recent past, and the impact of higher interest rates, more stringent capital requirements, and of recent or future regulation on any individual financial company, or on the sector as a whole, cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in the financial sector and have caused significant losses.
Risks Related to the Use of Form 13F Data. The Form 13F filings that the AI models may analyze in identifying investment themes are filed up to 45 days after the end of each calendar quarter. Therefore, a given investor may have already sold some or all of its positions by the time the AI models evaluate the filing. Furthermore, the Form 13F filing may only disclose a subset of a particular investor’s holdings, as not all securities are required to be reported on the Form 13F. As a result, the Form 13F may not provide a complete picture of the holdings of a given investor. An investor may hold long positions for a number of reasons, and the AI models may not appreciate the reasons or the strategies followed by an investor who makes the filings. The analysis of the AI models may not be representative of the investor’s universe or the strategies that give rise to the reported holdings. Because the Form 13F filing is publicly available information, it is possible that other investors are also monitoring these filings and investing accordingly. This may result in inflation of the share price of securities in which the Fund invests.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market LLC (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s, Sub-Adviser’s, or portfolio manager’s success or failure to implement investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Adviser, Sub-Adviser, and the portfolio manager and the skill of the Adviser, Sub-Adviser, and/or portfolio manager in evaluating, selecting, and monitoring the Fund’s assets. The Fund could experience losses (realized and unrealized) if the judgment of the Adviser, Sub-Adviser, or portfolio manager about markets or sectors or the attractiveness of particular investments made for the Fund’s portfolio prove to be incorrect. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results.
Underlying Fund Risk. The risks of owning interests of other exchange-traded investment vehicles generally reflect the same risks as owning the underlying securities or other instruments that each underlying fund holds at the particular time. The shares of some underlying funds may trade at a premium or discount to their intrinsic value, which means an underlying fund’s market value may differ from the net asset value of its shares. For example, supply and demand for shares of an underlying fund or market disruptions may cause the market price of the underlying fund to deviate from the value of its investments, which may be emphasized in less liquid markets.

Leveraged and Inverse-Leveraged ETF Risk. Leveraged and inverse-leveraged ETFs expose the Fund to all of the risks that traditional ETFs present (see “Underlying Fund Risk” above). These types of ETFs rely to some degree, often extensively, on derivatives to achieve their objectives and, thus, the Fund is indirectly exposed to derivatives risk through its investments in these ETFs. Further, investments in leveraged and inverse-leveraged ETFs are subject to the risk that the performance of the ETF will not correlate with the underlying index as intended. Leveraged and inverse leveraged ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. This effect can be magnified in volatile markets. Consequently, these investment vehicles may be extremely volatile and can potentially expose the Fund to complete loss of its investment.
Commodities Risk. The Fund may invest in exchange-traded vehicles that invest directly or indirectly in various types of commodities. These investments may fluctuate rapidly based on a variety of factors, including overall market movements; economic events and policies; changes in interest rates or inflation rates; changes in monetary and exchange control programs; war; acts of terrorism; natural disasters; and technological developments. Variables like disease, drought, floods, weather, trade, embargoes, tariffs, and other political events may have a larger impact on commodity prices than on traditional securities. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.
Gold Risk. The Fund may, from time to time, invest in underlying exchange-traded products that, in turn, invest primarily in the gold industry. The prices of gold and gold operation companies are affected by the price of gold as well as other prevailing market conditions. These prices may be volatile, fluctuating substantially over short periods of time. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the price of gold may be adversely affected.
High Portfolio Turnover Risk. The Fund’s investment strategy is expected to result in higher turnover rates. This may increase the Fund’s brokerage commission costs, which could negatively impact the performance of the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.
Rebalance Risk. The Fund will generally be rebalanced on a quarterly basis (a “Rebalance”) and therefore the Fund’s exposure may be affected by significant market movements at or around the time of a Rebalance that are not predictive of the market’s performance for any subsequent Rebalance and changes to the Fund’s exposure may lag a significant change in the market’s direction (up or down) by as long as a quarter if such changes first take effect at or around the time of a Rebalance. Such lags between market performance and changes to the Fund’s exposure may result in significant underperformance relative to the broader equities market. The Fund may be rebalanced more frequently at the discretion of the Sub-Adviser, which may reduce this risk.
PERFORMANCE
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for one-year and since inception periods compare with those of a broad measure of market performance and an index that aligns with the Fund’s investment strategy and universe. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance information is also available on the Fund’s website at https://iaetfs.com/ or by calling the Fund at (215) 330-4476.
Calendar Year Total Returns as of December 31
The Fund’s calendar year-to-date return as of September 30, 2026 was 14.91%.

During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 13.25% (quarter ended June 30, 2025) and the Fund’s lowest return for a calendar quarter was -1.63% (quarter ended March 31, 2025).
Average Annual Total Returns
For the Periods Ended December 31, 2025

Intelligent Alpha Atlas ETF	1 Year	Since Inception (09/17/2024)
Return Before Taxes	24.75%	15.50%
Return After Taxes on Distributions	24.53%	15.31%
Return After Taxes on Distributions and Sale of Fund Shares	14.81%	11.87%
Solactive GBS Global Markets All Cap Index (reflects no deduction for fees, expenses or taxes)	22.52%	18.59%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	17.81%
After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an Individual Retirement Account (“IRA”) or other tax-advantaged accounts.
INVESTMENT ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Intelligent Alpha, LLC (the “Sub-Adviser”)
PORTFOLIO MANAGER
Doug Clinton, the founder and Chief Executive Officer and Chief Investment Officer of the Sub-Adviser, has served as the Fund’s portfolio manager since the Fund’s inception.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.